EQ ADVISORS TRUSTSM

AXA Large Cap Growth Managed Volatility Portfolio

SUPPLEMENT DATED JANUARY 26, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates information contained in the Summary Prospectus dated May 1, 2015, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes, effective on or about January 29, 2016, to the investment managers for the AXA Large Cap Growth Managed Volatility Portfolio (“Portfolio”).

Information regarding

AXA Large Cap Growth Managed Volatility Portfolio

Effective on or about January 29, 2016, information in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Marsico Capital Management LLC (“Marsico”)” is deleted in its entirety and replaced with the following information:

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Portfolio Managers: The individual primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Aziz V. Hamzaogullari, CFA®	Vice President and Portfolio Manager of Loomis Sayles	January, 2016